Exhibit 10.13
Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10.12 hereto entered into by ORBCOMM Inc. and each of the following persons:
Jerome B. Eisenberg
Marc Eisenberg(1)
John J. Stolte, Jr.
John Franco
Marco Fuchs
Timothy Kelleher
[Didier Delepine]
[John Major]
[Hans E.W. Hoffmann]
[Gary M. Ritondaro]
[Robert G. Costantini]
[Christian G. LeBrun]
(1)  Marc Eisenberg has entered into indemnification agreements in substantially the same form as Exhibit 10.12, in his capacity as director, with the following subsidiaries of ORBCOMM Inc.: Satcom International Group Plc. and MITE Global Communications S.A. de C.V.